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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of earliest event reported):   APRIL 23, 2002

                         WEATHERFORD INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)

       DELAWARE                      1-13086                    04-2515019
(State of Incorporation)       (Commission File No.)         (I.R.S. Employer
                                                            Identification No.)



      515 POST OAK BLVD., SUITE 600
             HOUSTON, TEXAS                                        77027
 (Address of Principal Executive Offices)                        (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 693-4000

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                         EXHIBIT INDEX APPEARS ON PAGE 4


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ITEM 5. OTHER EVENTS

EARNINGS RELEASE

         On April 23, 2002, we announced our earnings for the quarter ended March 31, 2002. A copy of the press release announcing our earnings for the quarter ended March 31, 2002, is filed as Exhibit 99.1 and is incorporated in this report by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1 Press release dated April 23, 2002, announcing Weatherford's earnings for the quarter ended March 31, 2002.



                                     PAGE 2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WEATHERFORD INTERNATIONAL, INC.



Dated: April 24, 2002                           /s/ Lisa W. Rodriguez
                                         --------------------------------------
                                                    Lisa W. Rodriguez
                                         Vice President, Finance and Accounting



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                                INDEX TO EXHIBITS


         EXHIBIT
         NUMBER                                                DESCRIPTION
         -------                                               -----------
          99.1            Press release dated April 23, 2002, announcing  Weatherford's  earnings for the quarter ended March 31, 2002.



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